Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

(DADS) Digital Asset Debt Strategy ETF

Listed on The Nasdaq Stock Market, LLC

(the “Fund”)

June 8, 2026

Supplement to the Summary Prospectus, dated May 30, 2025

Statutory Prospectus, and Statement of Additional Information (the “SAI”)

each dated May 15, 2025, as previously supplemented

Effective immediately, Ben McCaig, Portfolio Manager for Tidal Investments LLC, a Tidal Financial Group company (the “Adviser”), the Fund’s investment adviser, no longer serves as a portfolio manager to the Fund. Accordingly all references to Mr. McCaig in the Summary Prospectus, Prospectus, and SAI are hereby deleted in their entirety.

Effective immediately, Stephen Foy, Portfolio Manager for the Adviser, has been added as a portfolio manager to the Fund. Michael Venuto, Charles A. Ragauss, CFA and Daniel Weiskopf, each a portfolio manager of the Adviser, will continue to serve as portfolio managers for the Fund. Bryan Dewhurst and Taylor J. Thompson, each a portfolio manager of AlphaBit Investments, LLC (the “Sub-Adviser”), the Fund’s investment sub-adviser, will continue to serve as portfolio managers to the Fund.

Effective immediately, the following is added to the section titled “Management – Portfolio Managers” on page 7 of the Summary Prospectus and page 7 of the Prospectus:

Stephen Foy, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since June 2026.

Effective immediately, the first paragraph in the section titled “Management – Portfolio Managers” on page 14 of the Prospectus, is deleted and replaced with the following:

The following individuals (each, a “Portfolio Manager”) have served as Portfolio Managers of the Fund since its inception in 2025, with the exception of Mr. Foy, who has served as a Portfolio Manager since June 2026. Messrs. Dewhurst, Thompson, Weiskopf, and Foy are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Venuto, Ragauss, Weiskopf and Foy oversee trading and execution for the Fund.

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Effective immediately, the following is added in the section titled “Management – Portfolio Managers” on page 15 of the Prospectus:

Stephen Foy, Portfolio Manager for the Adviser

Mr. Foy joined the Adviser in 2024 and is Senior Vice President of Trading and Co-Head of the Adviser’s ETF Trading and Portfolio Management team. He previously oversaw Invesco ETF Services from 2021 to 2024, including middle and back-office operations as well as portfolio implementation for all equity and alternative ETFs. Mr. Foy holds an MBA from Johns Hopkins University and spent five years in ETF Portfolio Management at ProShares from 2016 to 2021. He brings a robust portfolio management background across a wide array of strategies and asset classes. Throughout his career, he has led global teams through hundreds of product launches, organizational changes, and technological and operational transformations.

Effective immediately, the first sentence of the section titled “Portfolio Managers” on page 24 of the SAI is deleted in its entirety and replaced with the following disclosure:

The Fund is managed by Bryan Dewhurst, President & CCO for the Sub-Adviser, Taylor J. Thompson, CEO for the Sub-Adviser, Michael Venuto, Chief Investment Officer for the Adviser, and Charles A. Ragauss, CFA, Daniel Weiskopf and Stephen Foy, each a Portfolio Manager for the Adviser.

Effective immediately, the disclosure in the section titled “Portfolio Managers – Other Accounts” beginning on page 24 of the SAI is supplemented by adding the additional information with respect to Mr. Foy:

Stephen Foy, Portfolio Manager for the Adviser*

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	38	$1,379.52	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*Information for Mr. Foy is as of April 30, 2026.

Effective immediately, the following sub-section is hereby revised and replaced as follows within the section titled “Portfolio Managers” on page 25 of the SAI:

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Fund has not yet commenced operations and no Shares were owned by the portfolio managers. As of April 30, 2026, no Shares of the Fund were owned by Mr. Foy.

Please retain this Supplement for future reference.

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